UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2023

MEDICAL PROPERTIES TRUST, INC.

(Exact name of Registrant as Specified in Its Charter)

Maryland	001-32559	20-0191742
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Urban Center Drive, Suite 501
Birmingham, Alabama	35242
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 205 969-3755

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share, of Medical Properties Trust, Inc	MPW	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a)    Medical Properties Trust, Inc.’s (the “Company”) annual meeting of stockholders was held on May 25, 2023.

(b)    All of the proposals considered at the annual meeting were approved, including the election of all director nominees. Set forth below are the final voting results for each matter voted upon, including the number of votes that were cast for and against each nominee or proposal, and the number of abstentions and broker non-votes, as applicable.

Proposal 1: The election of nine directors to the board of directors of the Company, to serve until the next annual meeting of stockholders in 2024 or until their respective successors are elected and qualify:

Nominee:	For:	Against:	Abstentions:	Broker Non-Votes:
Edward K. Aldag, Jr.	291,239,235	16,475,354	2,620,623	143,662,598
G. Steven Dawson	284,577,727	23,717,204	2,040,281	143,662,598
R. Steven Hamner	286,819,741	21,775,405	1,740,066	143,662,598
Caterina A. Mozingo	302,693,171	5,800,161	1,841,880	143,662,598
Emily W. Murphy	299,825,641	8,638,234	1,871,337	143,662,598
Elizabeth N. Pitman	295,397,644	12,960,903	1,976,665	143,662,598
D. Paul Sparks, Jr.	298,958,358	9,450,398	1,926,456	143,662,598
Michael G. Stewart	293,526,754	14,880,911	1,927,547	143,662,598
C. Reynolds Thompson, III	296,395,393	12,064,891	1,874,928	143,662,598

Proposal 2: The ratification of the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2023:

For:	Against:	Abstentions:	Broker Non-Votes:
444,042,338	7,944,062	2,011,410	—

Proposal 3: The approval of a non-binding, advisory resolution approving named executive officer compensation:

For:	Against:	Abstentions:	Broker Non-Votes:
238,275,985	67,708,882	4,350,345	143,662,598

Proposal 4: The recommendation of a non-binding, advisory resolution on the frequency of future advisory votes on executive compensation:

1 Year:	2 Years:	3 Years:	Abstentions:	Broker Non-Votes:
295,047,986	1,753,210	11,308,651	2,225,365	143,662,598

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MEDICAL PROPERTIES TRUST, INC.

Date: May 26, 2023	By:	/s/ R. Steven Hamner
R. Steven Hamner, Executive Vice President and Chief Financial Officer